CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our firm name included in the Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Pillar Funds (No. 33-44712), and to all references to our firm included in this Registration Statement.



                                           \s\ Arthur Andersen LLP
Philadelphia, Pa.,
  November 12, 1996